Exhibit 10 c)




                              EMPLOYMENT AGREEMENT

                  Employment Agreement ("Agreement") dated as of December 1, 1998 by and between, MarkCare Medical Systems, Inc. a Maryland Corporation (the "Company"), and Leonid Futerman, residing at 66 Petra Drive, Morganville, New Jersey 07551 the ("Executive").

         W I T N E S E T H
         -----------------
NOW THEREFORE, and in consideration of the promises and covenants herein contained and intending to be legally bound hereby, the parties agree as follows:

1. Employment
   ----------

          (a) The Company hereby employs the Executive as Vice President of the Company for and during the term hereof, subject to the supervision and control of the Company's Board of Directors. The Company will not hire anyone in a position of authority above that of this executive. The Executive hereby accepts employment.

          (b) The Executive shall have such duties as may be reasonably assigned to him from time to time by the Board of Directors consistent with his status as Vice President of the Company.

          (c) The Executive agrees to devote his full business time and services to the faithful performance of the duties, responsibilities, and authorities which may be reasonably assigned to him and which are consistent with his executive status under this Agreement. During the term of his employment, Executive shall engage in no other business activities whatsoever, except for the passive supervision of his investments.

2.  Term
    ----

          (a) The term of this Agreement shall commence effective on this date and shall terminate on the third anniversary of this date.

3. Compensation and Benefits
   -------------------------

          (a) Executive shall be paid a salary at the rate of $150,000 per year (the "Base Salary"), subject to withholding taxes, which Base Salary shall be payable at least monthly in periodic payroll installments. This amount shall be increased at each anniversary date by $25,000.

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          (b) The Executive  shall be entitled to  participate  in all bonus and benefit programs that the Company establishes and makes available to its management level employees, if any.

          (c) The Executive shall receive paid vacation each year during the term of this Agreement, which vacation may be taken or accrued by the Executive in accordance with the written business policies of the Company.

          (d) The Company shall directly pay or shall immediately reimburse the Executive for all reasonable travel, entertainment and other expenses incurred or paid by the Executive in connection with, or related to, the performance of his duties, responsibilities or services under this Agreement, including the usage of a company vehicle.

          (e) The Executive shall receive three-year options to purchase 250,000 shares of the Company's Common Stock at $1.00 per share
              (the "Options").  The Options shall be exercisable as follows:
              100,000 shares of Common Stock on the date of this agreement, an additional 75,000 shares of Common Stock on October 1, 1999 and an additional 75,000 shares of Common Stock on October 1, 2000; provided, however, the Options hall become immediately exercisable as to all 150,000 shares of Common stock for a period of sixty
              (60) days after the effective date of a termination of the Executive's employment by the company other than for "cause" as defined in Section 4(c). In the event the Executive resigns or is terminated for "cause"; the Options shall immediately expire on the effective date of the resignation or termination.


     If the employee is terminated for cause, all options are immediately terminated.

4. Termination.  Notwithstanding any other provisions in this Agreement:
   -----------

          (a) If the Executive dies during the term of this Agreement and while in the employ of the Company, this Agreement shall automatically terminate, effective thirty (90) days after the date of the Executive's death; and the Company shall pay the Executive's estate his full compensation for the month during which the Executive died, but shall have no further compensation under this Agreement, other than accrued vacation.

          (b) If, during the term of this Agreement, the Executive is unable to perform his duties hereunder as a result of any physical or mental disability which continues (i) for 90 consecutive days or (ii) for 180 days in any 365 day period, then the Company, may terminate this Agreement upon written notice to the Executive.

          (c) At any time during the term of this Agreement, the Company may discharge the Executive for cause and terminate this Agreement without any further liability hereunder to the Executive or his estate, provided that the Company shall first be required to deliver written notice to the Executive of the event or acts or omissions which constitute "cause" and the Executive shall have had thirty (30) days to cure such event, act or omission. For purposes of this Agreement, "cause" shall mean one or more of the following events:

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               i.   Conviction by a court of competent jurisdiction in the
                    United States for fraud, misappropriation or embezzlement by the Executive in connection with the Company; or

               ii. Gross neglect of duties which has a detrimental effect on the Company; or

               iii. Conviction by a court of competent jurisdiction in the
                    United States of a felony or a crime involving moral turpitude; or

               iv. Willful and unauthorized disclosure of confidential or proprietary trade secret information of the Company; or

               v. The Executive's breach of any material term or provision of this Agreement, after notice to the Executive of the particular details thereof.

               vi. In the event of termination of the employment for cause, Executive shall only be entitled to receive any Base Salary, bonus compensation and other benefits accruing prior to such termination and shall not be entitled to any other payments or compensation. In the event of termination without cause, Executive shall be entitled to receive any Base Salary, bonus compensation and other benefits accruing prior to such termination plus an amount equal to Executive's base salary for a period of 12 months.

               vii. If this agreement expires in accordance with its term on October 1, 2001, Executive shall not be subject to the covenants of Section 5(a) i and ii.


5.  Covenants
    ---------

          (a) Executive covenants that, while he is an employee of the Company and for 12 months thereafter neither he nor any of his affiliates will, directly or indirectly (whether as an investor, shareholder, employee or otherwise), anywhere in the world:

               i. Engage in or participate in any business, which is in competition with any aspect of any business now or hereafter conducted by Company.

               ii. Employ or retain any person who was employed or retained by the Company at any time during the six months prior to the termination of the Executive's employment.

          (b) Executive recognizes that his position with the Company is one of the highest trust and confidence by reason of Executive's access to and contact with trade secrets and confidential and proprietary

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              information of the Company,  if any.  Executive shall use his best efforts and exercise utmost diligence to protect and safeguard and
              keep   confidential   the  trade  secrets  and   confidential  and
              proprietary information of the Company to the extent that the same exists.


          (c) Executive covenants that while he is an employee of the Company and thereafter, he will not disclose disseminate or distribute to another, nor induce any other person to disclose, disseminate, or distribute, any trade secret or proprietary or confidential information of the Company to the extent that the same exists, directly or indirectly, either for Executive's own benefit or for the benefit of another, whether or not acquired, learned, obtained or developed by Executive, or use of or cause to be used, any trade secret, proprietary or confidential information in any way except as is required in the course of his employment with the Company.

          (d) All trade secrets and confidential and proprietary information relating to the business of the Company whether prepared by Executive or otherwise coming into his possession, shall remain the exclusive property of the Company and shall not, except in the furtherance of the business of the Company, be removed from the premises of the Company under any circumstances whatsoever without the prior written consent of the Company.

          (e) In the event of breach or threatened breach by Executive of any provision of this Section, the Company shall be entitled to apply for relief by temporary restraining order, temporary injunction, or permanent injunction and to all other relief to which it may be entitled, including any and all monetary damages which the Company may incur as a result of said breach, violation or threatened breach or violation. The Company shall not be obligated to post bond or other security. The Company may pursue any remedy available to it concurrently or consecutively in any order as to any breach, violation, and the pursuit of one of such remedies at any time will not be deemed an election of remedies or waiver of the right to pursue any other of such remedies as to such breach, violation, or as to any other breach, violation, or threatened breach or violation.

          (f) The Executive acknowledges that the scope of the restrictions set forth in this Section 5 is reasonably required to protect the Company's business interests for which the Executive is being compensated under this Agreement, and if any such restriction is nevertheless determined to be too broad for enforcement in accordance with its terms, the Executive agrees that such restriction shall be enforced to the maximum extent permitted by law.

6.   Miscellaneous
     -------------

          (a) All notices, requests, service of process, consents, and other communications under this Agreement shall be in writing and shall be deemed to have been delivered (i) on the date personally delivered or (ii) two (2) days after the date deposited in a receptacle maintained by the United States Postal Service for such purpose, postage prepaid, by certified mail, return receipt requested, addressed as set forth below or (iii) one (1)day after


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              properly  sent by  Federal  Express, addressed to the respective parties at their address set forth above. Either party hereto may designate a different address by providing written notice of such new address to the other party hereto as provided above.

          (b) If any provision contained in this Agreement is determined to be void, illegal or unenforceable, in whole or in part, then the other provisions contained herein shall remain in full force and
              effect as if  the  provision   which  was  determined  to  void,
              illegal, or  unenforceable had not been contained herein.

          (c) The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of any party. This instrument and the documents referred to herein contain the entire agreement of the parties concerning employment and supersede any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of the Executive by the Company and contain all of the covenants and agreements between the parties with respect to such employment in any manner whatsoever. This Agreement may not be modified, altered or amended except by written agreement of all the parties hereto.

          (d) This Agreement is a contract for personal services and shall not be assigned, delegated or transferred in whole or in part by Executive. This Agreement shall be binding and effective upon the Company and its successors and permitted assigns, and upon the Executive, his heirs and representatives.

          (e) This Agreement shall be governed by the laws of the State of New Jersey.

          (f) All disputes arising under the Agreement shall be resolved through arbitration in the State of New Jersey in accordance with the rules of the American Arbitration Association then in effect. The award and decision rendered by such arbitration shall be final and binding upon the parties and a judgement upon the award and decision may be entered into any court of competent jurisdiction.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                                  MarkCare Medical Systems, Inc.

                                                    By:
                                                   ----------------------------
                                                    (Print Name and Title)

                                                    And

                                                   ----------------------------
                                                   Executive



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